SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                  Date of Report
                  (Date of earliest
                  event reported):    December 28, 2001


                             A. O. Smith Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          1-475                      39-0619790
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(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                P.O. Box 245008, Milwaukee, Wisconsin 53224-9508
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          (Address of principal executive offices, including zip code)


                                 (414) 359-4000
                          -----------------------------
                         (Registrant's telephone number)
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Item 2.   Acquisition or Disposition of Assets.
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          On December 28, 2001, A. O. Smith Corporation (the "Company") acquired all of the issued and outstanding shares of common stock of State Industries, Inc. ("State Industries") from Ocelot Oil Corp. ("Ocelot") pursuant to a Stock Purchase and Sale Agreement, dated as of September 13, 2001 (the "Stock Purchase Agreement"), by and among the shareholders of Ocelot, the beneficiaries of the Herbert W. Lindahl, Jr. State Industries Trust and the John R. Lindahl State Industries Trust, State Industries, Ocelot, John R. Lindahl, Herbert W. Lindahl, Jr. and the Company.

          In the transaction, the Company (i) paid approximately $57.8 million in cash at the closing of the acquisition and (ii) assumed bank debt and related liabilities of State Industries in the amount of approximately $56.3 million. The purchase price that the Company paid for State Industries was determined on the basis of arm's length negotiations between the parties, all of which were unrelated. The Company funded the acquisition of State Industries through available cash and borrowings under a credit facility with Bank of America, N. A., Bank One, N.A., Firstar Bank, N.A., General Electric Capital Corporation, The Bank of New York, Citibank, N. A., M & I Marshall & Ilsley Bank, U.S. Bank National Association, Wachovia Bank, N. A. and Wells Fargo Bank Wisconsin, N. A.

          The Stock Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Stock Purchase Agreement set forth above is qualified in its entirety by reference to the Stock Purchase Agreement filed as an exhibit hereto.

          State Industries used its assets in the business of designing, manufacturing and distributing residential and commercial water heaters, pump and expansion tanks and, through its subsidiary, APCOM, Inc., heating elements, thermostats, controls and other water heater components. The Company intends to continue to use such assets for that purpose.

Item 7.   Financial Statements and Exhibits.
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          (a)  Financial Statements of Business Acquired.
               ------------------------------------------

          The required financial statements for State Industries are not filed with this Current Report on Form 8-K, but will be filed by means of an amendment to this report as soon as practicable and in no event later than March 15, 2002.

          (b)  Pro Forma Financial Information.
               -------------------------------

          The pro forma financial information required in connection with the acquisition of State Industries is not filed with this Current Report on Form 8-K, but will be filed by means of an amendment to this report as soon as practicable and in no event later than March 15, 2002.

          (c)  Exhibits.
               --------

          The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                A. O. SMITH CORPORATION



Date:  January 11, 2002         By:/s/ W. David Romoser
                                   ---------------------------------------------
                                   W. David Romoser
                                   Vice President, General Counsel and Secretary


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
                             A. O. SMITH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                             Dated December 28, 2001


Exhibit
Number                         Description
------                         -----------

(2) Stock Purchase and Sale Agreement, dated as of September 13, 2001, by and among the shareholders of Ocelot Oil Corp., the beneficiaries of the Herbert W. Lindahl, Jr. State Industries Trust and the John R. Lindahl State Industries Trust, State Industries, Inc., Ocelot Oil Corp., John R. Lindahl, Herbert W. Lindahl, Jr. and A. O. Smith Corporation.*






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*    The schedules and exhibits to this document are not being filed herewith.
     The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.


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